      UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

        Washington, D.C. 20549

Form 8-K

CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2004

NEW ENGLAND BUSINESS SERVICE, INC.

        (Exact name of registrant as specified in its charter)

Delaware	1-11427	04-2942374

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Main Street, Groton, MA                              01471

        (Address of principal executive offices)           (ZIP Code)

         Registrant’s telephone number, including area code: (978) 448-6111

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.     Press release dated April 21, 2004, announcing earnings for the fiscal quarter ended March 27, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On April 21, 2004, New England Business Service, Inc. issued a press release setting forth its earnings for the fiscal quarter ended March 27, 2004. A copy of the press release is filed as Exhibit 99 hereto and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ENGLAND BUSINESS SERVICE, INC.
(Registrant)
April 21, 2004
Date
/S/ Daniel M. Junius —————————————— Daniel M. Junius Executive Vice President-Chief Financial Officer and Treasurer